Exhibit 99.2

3Q 17 Financial Results Conference Call

Forward Looking Statement 2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. federal securities laws. These forward - looking statements include, but are not limited to, those statements regarding our belief that Micronet will achieve positive EBITDA in Q4 of 2017, Enertec’s operational efficiency measures which will support the company’s long term profitability, our expectation relating to the receipt of contracts resulting from the Teaming Agreement with an Indian Aerospace & Defense company, increased volumes and demand in the markets in which we operate, our product offerings and future market opportunities, expected new opportunities and anticipated orders and growth resulting from the local fleet market and ELD mandate. Such forward - looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected. The forward - looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors" section and elsewhere in the Company's annual report on Form 10 - K for the year ended December 31, 2016 and in subsequent filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward - looking statements whether as a result of new information, future events or otherwise.

3 3 rd Quarter Overview ▪ Micronet delivering in line with our expectations and is projected to meet its annual target for 2017 ▪ Revenues in Q3 increased to $6.9 million, a 29% increase over Q3 of 2016 and a 17% increase sequentially ▪ Combined backlog of $20.5 million as of September 30, 2017, a 55% significant growth as compare to Q3 2016 ▪ Record backlog of $11.5 million for Micronet, driven by contracts for Micronet’s new MRM products including the TREQ® - 317 and TREQr5 ▪ Micronet revenues grew by 50% over Q3 of 2016 and 45% sequentially ▪ Micronet’s EBIDTA for Q3 was close to breakeven and we expect Micronet will achieve a positive EBIDTA in Q4 of 2017 ▪ Micronet received more then $7.55 million in orders in Q3 and an additional $ 5 million orders in October and November ▪ During 2017, Micronet has signed $350,000 worth of Software as a Services (SaaS) contracts, which expected to produce high margin recurring revenues; $100,000 of this was in Q3 ▪ Demand expected to continue to grow as electronic logging device (ELD) mandate requirement deadline nears and additional new MRM products are introduced by Micronet ▪ Enertec continues to experience demand and is implementing operational efficiency measures to regain its growth position

Sales of TREQ® - 317 and TREQ - r 5 4 ▪ Expect additional orders in 2017 pursuant to implementation of final ELD mandate ▪ Strong pipeline with growing amount of customers evaluating products in the field ▪ TREQ® - 317 ▪ $1,600,000 purchase order from a current customer, a global fleet management provider ▪ $1,900,000 purchase order from a current customer ▪ TREQr - 5/Smart - Hub ▪ $4,300,000 purchase order for TREQr - 5 received from current strategic customer; Largest order at Micronet since 2012 ▪ $1,650,000 purchase order, a follow on order from the same customer ▪ $3,100,000 purchase order, including $100,000 annual recurring revenue license in October

Enertec 5 ▪ $650,000 contract from a Fortune 500 medical device company to develop and product fully automated testing systems for medical calibration devices ▪ During Q3 2017 awarded two purchase orders for an aggregate amount of $1,200,000 from a current customer, a large global Aerospace & Defense contractor ▪ Enertec’s expertise in precision automatic testing equipment systems crosses over into medical device industry

Positive Outlook 6 MRM ▪ Purchase orders of increasing value in $10 billion MRM business are being placed by both new and current customers, pointing to strong customer satisfaction with Micronet’s products ▪ New SaaS offering expected to generates high margin, annually recurring licensing revenues ▪ Micronet's new rugged on - board computing products create strong value for customers ▪ MRM devices enhance efficiencies and expect improvement to its customers ▪ Local fleet market and the ELD expected to be one of the growth engines of the company ▪ Broadening product portfolio to target the additional segments in the MRM market Aerospace/Defense ▪ Continued reliance on missile defense systems supports demand for our missile defense offerings ▪ Expect contracts resulting from Teaming Agreement with a Indian Aerospace & Defense company Trends

3Q16 vs. 3Q17 Revenues 7 (in millions) MRM $5.40 $5.90 $6.90 $0 $2 $4 $6 $8 3Q16 2Q17 3Q17 (in millions) (in millions) Sales Breakdown Consolidated revenue for the quarter $3.70 $3.80 $5.50 $0 $1 $2 $3 $4 $5 $6 3Q16 2Q17 3Q17 $1.70 $2.1 $1.4 $0 $1 $1 $2 $2 $3 3Q16 2Q17 3Q17 A&D

First 9 Months 2016 vs. First 9 Months 2017 Revenues 8 (in millions) MRM $18.60 $18.10 $0 $5 $10 $15 $20 1-9.2016 1-9.2017 (in millions) (in millions) Sales Breakdown Consolidated revenue for the first nine months of 2017 $12.00 $12.00 $0 $2 $4 $6 $8 $10 $12 $14 Q1-3 '16 Q1-3 '17 $6.60 $6.1 $0 $1 $2 $3 $4 $5 $6 $7 Q1-3 '16 Q1-3 '17 A&D

9 (in 000s except share and per share data) Nine months ended September 30, Three months ended September 30, 2017 2016 2017 2016 Revenues $ 18,110 $ 18,557 $ 6,931 $ 5,354 Cost of revenues 15,018 13,865 5,370 4,299 Gross profit 3,092 4,692 1,561 1,055 Operating expenses: Research and development 1,810 1,859 676 476 Selling and marketing 1,745 1,374 598 538 General and administrative 3,874 3,977 1,268 1,323 Amortization of intangible assets 737 694 267 234 Total operating expenses 8,166 7,904 2,809 2,571 Loss from operations (5,074) (3,212) (1,248) (1,516) Financial expenses, net 651 412 216 151 Loss before provision for income taxes (5,725) (3,624) (1,464) (1,667) Provision (benefit) for income taxes 117 (164) 88 (144) Net loss (5,842) (3,460) (1,552) (1,523) Net loss attributable to non-controlling interests (1,604) (619) (257) (240) Net loss attributable to Micronet Enertec Technologies, Inc. (4,238) (2,841) (1,295) (1,283) Loss per share attributable to Micronet Enertec Technologies, Inc. Basic $ (0.63) $ (0.48) $ (0.18) $ (0.22) Weighted average common shares outstanding: 6,778,300 5,882,529 7,213,924 5,902,074 Basic

Non - GAAP (in 000s except share and per share data) 10 Nine months ended September 30, (Dollars in thousands, other than share and per share amounts) 2017 2016 GAAP net loss attributable to Micronet Enertec $ (4,238) $ (2,841) Amortization of acquired intangible assets 384 436 Stock-based compensation 74 259 Amortization of note discount - 8 Income tax-effect of above non-GAAP adjustments (3) (5) Total Non-GAAP net loss attributable to Micronet Enertec $ (3,783) $ (2,143) Non-GAAP net loss per share attributable to Micronet Enertec $ (0.56) $ (0.36) Shares used in per share calculations 6,778,300 5,882,529 GAAP net loss per share attributable to Micronet Enertec $ (0.63) $ (0.48) Shares used in per share calculations 6,778,300 5,882,529

Strong Balance Sheet September 30, 2017 December 31, 2016 Cash, cash equivalents and marketable securities $9.2M $8.1M Trade account receivable, net $10.2M $11.6M Bank & others debts $14.6M $14.4M Net Working Capital $4.7M $6.1M Stockholders' Equity $9.3M $11.0M 11

Thank You 12 Q & A